Exhibit 99.2

                          SYNERGY RESOURCES CORPORATION
                         PRO FORMA FINANCIAL INFORMATION
                                   (Unaudited)


Property Acquisition

On October 23, 2012, Synergy Resources Corporation, (the "Company") entered into a definitive purchase and sale agreement ("the Agreement"), with Orr Energy, LLC ("Orr"), for its interests in 36 producing oil and gas wells and approximately 3,933 gross (3,196 net) mineral acres (the "Orr Assets"). On December 5, 2012, the Company closed the transaction for a combination of cash and stock. Orr received 3.1 million shares of the Company's common stock valued at $13.5 million and cash consideration of approximately $28.5 million.

Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma financial statements and related footnotes give effect to the acquisition of the Orr Assets. The unaudited pro forma balance sheet presents the unaudited Balance Sheet of Synergy as of November 30, 2012, combined with the impact of the Orr acquisition that closed on December 5, 2012. The unaudited pro forma statements of operations reflect the acquisition of the Orr Assets as if it had occurred on September 1, 2011.

The unaudited pro forma adjustments are based upon currently available information and certain assumptions that the Company believes to be reasonable under the circumstances. Pursuant to Regulation S-X, Article 11, of the Securities and Exchange Commission, pro forma adjustments include the effects of events that are directly attributable to the acquisition and are factually supportable. As actual adjustments may differ from pro forma adjustments, the unaudited pro forma combined financial information has been prepared for informational purposes only. It is not intended to be indicative of the Company's results of operations or financial position that might have been achieved had the acquisition been completed as of the dates presented, or the Company's future results of operations or financial position.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended August 31, 2012, as filed on November 14, 2012.

                    SYNERGY RESOURCES CORPORATION, ORR ASSETS
                          ACQUIRED FROM ORR ENERGY, LLC
              Unaudited Pro Forma Condensed Combined Balance Sheet
                             As of November 30, 2012
                                 (in thousands)

                                                     Acquired
                                                     Orr
                                                     Assets
                                          Synergy    Pro          Synergy
                                          Resources  Forma        Resource
                        ASSETS            Historical Adjustments  Combineds
                                          --------   -----------  --------
                                                      (Note 2)
Current assets:

   Cash and cash equivalents              $ 12,465   $     -       $ 12,465
   Accounts receivable                       8,959       520    (a)   9,479
   Other current assets                        397       186    (a)     583
                                          --------  ---------      --------
     Total current assets                   21,821       706         22,527

Property and equipment
   Oil and gas properties                  105,952    42,064    (a) 148,016
   Other property and equipment, net           262        50    (a)     312
                                          --------  ---------      --------
     Property and equipment, net           106,214    42,114        148,328

Other assets                                 2,707         -          2,707
                                          --------  ---------      --------

     Total assets                         $130,742  $ 42,820     $  173,562
                                          ========  =========      ========

     LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:

   Accounts payable and accrued expenses  $ 18,511  $      -     $   18,511
   Other accrued expenses                      248       563    (a)     811
                                          --------  ---------      --------
     Total current liabilities              18,759       563         19,322

Revolving credit facility                    5,486    28,538    (b)  34,024
Deferred tax liability, net                    983         -            983
Asset retirement obligations                 1,171       204    (a)   1,375
                                          --------  ---------      --------
     Total liabilities                      26,399    29,305         55,704


Shareholders' equity:
   Common stock - $0.001 par value, 100,000,000 shares authorized:
     Issued and outstanding: 51,740,310 shares as of November 30, 2012 and 54,868,732 after pro forma
     adjustments                                52         3    (c)     55
Additional paid-in capital                 124,868    13,512    (c)138,380
Accumulated deficit                        (20,577)        -       (20,577)
                                          --------  ---------     --------
Total shareholders' equity                 104,343    13,515       117,858
                                          --------  ---------     --------

Total liabilities and shareholders'
equity                                    $130,742  $ 42,820     $ 173,562
                                          ========  =========     ========

            See accompanying Notes to Unaudited Pro Forma Financial Statements.

                    SYNERGY RESOURCES CORPORATION, ORR ASSETS
                          ACQUIRED FROM ORR ENERGY, LLC
               Unaudited Pro Forma Condensed Combined Statement of Operations
                       For the Year Ended August 31, 2012
                 (in thousands, except share and per share data)


                               Synergy     Acquired                 Synergy
                               Resources   Orr       Pro Forma     Resources
                               Historical  Assets    Adjustments   Combined
                               ----------  --------  ----------    ----------
                                             (a)      (Note 3)
Revenues:
   Oil and gas revenues        $  24,969   $  7,682   $       -     $  32,651

                                                                          -
Operating
expenses:                                                                 -

   Oil and gas production          3,648     1,089         -          4,737
   Depletion, depreciation,
   and amortization                6,010         -     2,514   (b)    8,524
   General and administrative      3,557         -         -          3,557
                               ----------  --------  ----------    ----------
      Total Expenses              13,215     1,089     2,514         16,818
                               ----------  --------  ----------    ----------

Operating income                  11,754     6,593    (2,514)        15,833
                               ----------  --------  ----------    ----------

Other income
   Interest income (expense)          38         -      (926)  (c)     (888)
                               ----------  --------  ----------    ----------

Income before income taxes        11,792     6,593    (3,440)        14,945

Income tax benefit (provision)       332         -    (1,167)  (d)     (835)
                               ----------  --------  ----------    ----------
Net income                     $  12,124   $ 6,593   $(4,607)      $ 14,110
                               ==========  ========  ==========    ==========

Earnings per common share:
   Basic                       $    0.26   $     -   $     -       $   0.28
                               ==========  ========  ==========    ==========
   Diluted                     $    0.25   $     -   $     -       $   0.27
                               ==========  ========  ==========    ==========

Weighted average shares
outstanding:

   Basic                       46,587,558        -   3,128,422 (e) 49,715,980
   Diluted                     48,359,905        -   3,128,422 (e) 51,488,327




            See accompanying Notes to Unaudited Pro Forma Financial Statements.

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

                    SYNERGY RESOURCES CORPORATION, ORR ASSETS
                          ACQUIRED FROM ORR ENERGY, LLC
         Unaudited Pro Forma Condensed Combined Statement of Operations
                For the three months ended November 30, 2012 (in
                   thousands, except share and per share data)

                               Synergy      Acquired                 Synergy
                               Resources    Orr       Pro Forma     Resources
                               Historical   Assets    Adjustments    Combined
                               -----------  --------  ----------    -----------
                                              (a)      (Note 4)
Revenues:

   Oil and gas revenues        $     8,314  $  1,464   $      -    $   9,778

                                                                            -
Operating expenses:                                                         -
   Oil and gas production            1,337       263          -         1,600
   Depletion, depreciation,
   and amortization                  2,320         -        477   (b)   2,797
   General and administrative        1,111         -          -         1,111
                                -----------   --------  ----------   -----------
      Total Expenses                 4,768       263        477         5,508
                                -----------   --------  ----------   -----------

Operating income                     3,546     1,201       (477)        4,270
                                -----------   --------  ----------   -----------

Other income
   Interest income (expense)             7         -       (232)  (c)    (225)
                                -----------   --------  ----------   -----------

Income before income taxes           3,553     1,201       (709)        4,045

Income tax provision                (1,315)        -       (182)  (d)  (1,497)
                                -----------   --------  ----------   -----------
Net income                      $    2,238    $ 1,201      (891)     $  2,548
                                ===========   ========  ==========   ===========

Earnings per common share:
   Basic                        $     0.04    $     -   $     -      $   0.05
                                ===========   ========  ==========   ===========
   Diluted                      $     0.04    $     -   $     -      $   0.04
                                ===========   ========  ==========   ===========

Weighted average shares
outstanding:

   Basic                        51,661,704          - 3,128,422  (e)54,790,126
   Diluted                      53,616,182          - 3,128,422  (e)56,744,604




            See accompanying Notes to Unaudited Pro Forma Financial Statements.

                          SYNERGY RESOURCES CORPORATION
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


Note 1 -- Financial Statement Presentation and Preliminary Purchase Price Allocation The unaudited pro forma balance sheet presents the Orr Assets acquisition that closed on December 5, 2012, as if the acquisition had occurred on November 30, 2012. The unaudited pro forma statements of operations for the year ended August 31, 2012 and for the three months ended November 30, 2012 were derived from the unaudited statements of revenues and direct operating expenses of the Orr Assets for the twelve month period ended June 30, 2012, and the three month period ended September 30, 2012, together with pro forma adjustments to give effect to the acquisition as if it occurred on September 1, 2011.

These unaudited pro forma combined financial statements are provided for illustrative purposes and do not purport to represent what the Company's results of operations or financial position would have been if such transactions had occurred on the above mentioned dates. These statements were prepared based on accounting principles generally accepted in the United States. The use of estimates is required and actual results could differ from the estimates used. The Company believes the assumptions used provide a reasonable basis for presenting the significant effects directly attributable to the acquisition.

The following purchase price allocation for the Orr Assets is preliminary and includes significant use of estimates. Management has not yet had the opportunity to complete its assessment of the fair values of the assets acquired and liabilities assumed. Accordingly, the allocation will change as additional information becomes available and is assessed by Management, and the impact of such changes may be material. The following table summarizes the preliminary purchase price and preliminary estimated values of assets acquired and liabilities assumed (in thousands, except share data):

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

                                                              December 5,
Preliminary Purchase Price                                       2012
                                                            ----------------
Consideration Given
    Cash                                                       $  28,538
    Synergy Resources Corp. Common Stock *                        13,515
                                                            ----------------
        Total consideration given                              $  42,053
                                                            ================

Preliminary Allocation of Purchase Price
    Proved oil and gas properties                              $  40,317
    Unproved oil and gas properties                                1,747
    Other property and equipment, net                                 50
                                                            ----------------
        Total fair value of oil and gas properties acquired       42,114

    Working capital                                             $    143
    Asset retirement obligation                                     (204)
                                                            ----------------
Fair value of net assets acquired                              $  42,053
                                                            ================
Working capital acquired was estimated as follows:

    Accounts receivable                                              520
    Crude oil inventory                                              186
    Accrued liabilities and expenses                                (563)
                                                            ----------------
        Total working capital                                   $    143
                                                            ================

* The fair value of the consideration attributed to the Common Stock under ASC 805 was based on the Company's closing stock price on the measurement date of December 5, 2012. (3,128,422 shares at $4.32 per share)


Note 2 -- Adjustments to Pro Forma Condensed Combined Balance Sheet

     (a) Reflects the pro forma allocation of the preliminary purchase price for the acquired properties to the acquired net assets and assumed liabilities based on the initial fair values, pending completion of the valuation analysis.

     (b)  Reflects   additional   borrowings  to  fund  the  cash  component  of
          consideration given.

     (c) Reflects the issuance of common stock to Orr as partial consideration for the acquired properties.


Note 3 -- Adjustments to Pro Forma Condensed Combined Statement of Operations for the Year Ended August 31, 2012

     (a) Operating revenues and direct operating expenses of the Orr Assets for the period July 1, 2011 to June 30, 2012.

     (b) Reflects additional depletion, depreciation, and amortization expense attributable to the Orr Assets based on the preliminary purchase price allocation.

     (c) Reflects adjustment of interest expense based on borrowings of $28.5 million at an interest rate of 3.25% per annum for twelve months.

     (d) Reflects adjustment to the income tax provision for the estimated impact of the acquired properties' revenue and direct operating expenses. Income taxes were adjusted using a combined federal and state tax rate of 37%.

     (e) Reflects the issuance of common stock to Orr as partial consideration for the acquired properties.


Note 4 -- Adjustments to Pro Forma Condensed Combined Statement of Operations for the Three Months Ended November 30, 2012

     (a) Operating revenues and direct operating expenses of the Orr Assets for the period July 1, 2012 to September 30, 2012.

     (b) Reflects additional depletion, depreciation, and amortization expense attributable to the Orr Assets based on the preliminary purchase price allocation.

     (c) Reflects adjustment of interest expense based on borrowings of $28.5 million at an interest rate of 3.25% per annum for three months.

     (d) Reflects adjustment to the income tax provision for the estimated impact of the acquired properties' revenue and direct operating expenses. Income taxes were adjusted using a combined federal and state tax rate of 37%.

     (e) Reflects the issuance of common stock to Orr as partial consideration for the acquired properties.